Exhibit 99.5

ASTORIA FINANCIAL CORPORATION IMPORTANT SPECIAL MEETING INFORMATION 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on ______________ Vote by Internet • Go to www.envisionreports.com/AF1 • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Special Meeting Proxy Card 1234 5678 9012 345 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. 1. To adopt the Agreement and Plan of Merger, dated as of March 6, 2017, by and between Astoria Financial Corporation (“Astoria”) and Sterling Bancorp (“Sterling”), as such agreement may be amended from time to time pursuant to which Astoria will merge with and into Sterling, with Sterling as the surviving corporation (the “Astoria merger proposal”). 2. To approve, on an advisory (non-binding) basis, the compensation that certain executive officers of Astoria may receive in connection with the Astoria merger proposal pursuant to existing agreements or arrangements with Astoria. 3. To approve one or more adjournments of the special meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the Astoria merger proposal. For Against Abstain For Against Abstain For Against Abstain NOTE: Such other business as may properly come before the special meeting or adjournment thereof. B Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Special Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T 1 P C F 3 2 7 7 7 6 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy – Astoria Financial Corporation Notice of Special Meeting of Stockholders Proxy Solicited by Board of Directors for the Special Meeting of the Stockholders to be Held on ______________ The undersigned hereby appoints John M. Graham III and Alan P. Eggleston, acting individually, as proxy, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and vote all shares of common stock that the undersigned is entitled to vote, with all the powers that the undersigned would possess if personally present, at the special meeting of stockholders of Astoria Financial Corporation (“Astoria”) to be held at The Inn at New Hyde Park, 214 Jericho Turnpike, New Hyde Park, New York, 11040 on __________, at ____ a.m. local time or at any adjournment or postponement thereof (the “Special Meeting”). The validity of this proxy is governed by the laws of the State of Delaware. This proxy does not revoke any prior powers of attorney except for proxies given in connection with the special meeting of stockholders. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 LISTED ON THE REVERSE SIDE. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING. YOUR VOTE IS IMPORTANT. PLEASE FOLLOW THE INSTRUCTIONS ON THE PROXY CARD FOR VOTING BY INTERNET OR TELEPHONE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON; OR, IF YOU PREFER, KINDLY MARK, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES). EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME. THIS PROXY MAY ALSO BE REVOKED BY SENDING A NOTICE OF REVOCATION TO ASTORIA’S CORPORATE SECRETARY AT ONE ASTORIA BANK PLAZA, LAKE SUCCESS, NY 11042-1085, STATING THAT YOU WOULD LIKE TO REVOKE YOUR PROXY; BY LOGGING ON THE INTERNET WEBSITE SPECIFIED ON THE REVERSE SIDE; BY CALLING THE TELEPHONE NUMBER SPECIFIED ON THE REVERSE SIDE; OR BY SENDING A COMPLETED PROXY CARD BEARING A LATER DATE THAN YOUR ORIGINAL PROXY CARD. (Items to be voted appear on reverse side.)